Exhibit 99.1
Date 12 January 2009
SUPER INSIGHT LIMITED
And
IMMTECH HONG KONG LIMITED
And
CHEN JIAN YUAN
And
IMMTECH LIFE SCIENCE LIMITED

SALE AND PURCHASE AGREEMENT

THIS SALE AND PURCHASE AGREEMENT is made this 12th day of January 2009
BETWEEN:-
(1)
SUPER INSIGHT LIMITED a company incorporated in the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands and IMMTECH HONG KONG LIMITED, a company incorporated in Hong Kong with limited liability and having its registered office at 3rd Floor AIE Building, 33 Connaught Road Central, Hong Kong (the “Vendors”);

(2)	CHEN JIAN YUAN holder of PRC Identity Card No.442525196510067674 of Unit 12C, On Wing Building, 59 Bonham Street East, Central, Hong Kong (the “Purchaser”); and
(3)
IMMTECH LIFE SCIENCE LIMITED a company incorporated in Hong Kong with limited liability and having its registered office at 3rd Floor AIE Building, 33 Connaught Road Central, Hong Kong (the “Company”).

WHEREAS:-
(A)	The Company was incorporated in Hong Kong as a limited liability company on 25 June 2003 with company registration number 851160, particulars of which are set out in Schedule 1.
(B)
The Company has an authorised share capital of HK$ 10,000 divided into 10,000 ordinary shares of HK$1 each, of which 99 shares have been allotted and issued fully paid-up to Super Insight Limited and 1 share has been allotted and issued fully paid-up to Immtech Hong Kong Limited.

(C)	The Company is the holder of Real Estate Title Certificates Nos. 9000305 and 9000306 (together the “Title Certificates”).
(D)	The Vendors have agreed to sell and the Purchaser has agreed to purchase the Sale Shares and the Shareholder’s Loan subject to and on the terms and conditions of this Agreement.

IT IS HEREBY AGREED as follows:-
1.	INTERPRETATION
1.1	In this Agreement, including the Recitals and Schedules hereto, unless the context otherwise requires, the following terms shall have the meanings set out below:-

“Accounts”
the management accounts of the Company comprising its profit and loss account for the period ended on the Accounts Date and its balance sheet as at the Accounts Date, a copy of which is annexed hereto as Schedule 4;

“Accounts Date”	31st December 2008;

“Business Day”
a day (excluding Saturday and Sunday and any day on which a tropical cyclone warning no. 8 or above is hoisted at any time between 9:00 a.m. and 5:30 p.m. or on which a “black” rainstorm warning is hoisted at any time between 9:00 a.m. and 5:30 p.m.) on which licensed banks in Hong Kong are open for business;

“Claim”	any claim, demand, dispute, action, suit, investigation or legal or analogous proceeding;

“Completion”
the simultaneous completion of the transfer of the Sale Shares and the assignment of the Shareholder’s Loan contemplated under this Agreement in accordance with the provisions hereof and, where the context requires, also means the performance by the parties hereto of their respective obligations under and pursuant to Clause 5;

“Completion Date”	19th March 2009;

“Deed of Assignment”	a deed of assignment of the Shareholder’s Loan in the form set out in Schedule 3 to this Agreement;

“Encumbrances”
any pledges, charges (fixed or floating), liens, mortgages, equities, assignments by way of security, hypothecation, priority or security interests, pre-emption rights or other encumbrance, options, trust, power of sale, retention, right of first refusal and any other third party rights or claims or interest of any kind, whether legal or equitable (or an agreement, arrangement or commitment to create any of them or having the effect of creation of any of them);

“Hong Kong”	the Hong Kong Special Administrative Region of the People’s Republic of China;

“HK$”	Hong Kong dollars, the lawful currency of Hong Kong;

“Properties”	the First and Second Floors, Immtech Life Science Building, Futian Free Trade Zone, Shenzhen, China

“Proposed Sale”	the proposed sale of the Sale Shares and the Shareholder’s Loan by the Vendors;

“Sale Shares”	100 ordinary shares of par value HK$1 each in the issued share capital of the Company;

“Sale Shares Consideration”	US$13;

“Shareholder’s Loan”	the shareholder’s loan due from the Company to Super Insight in the sum of HK$16,341,930.67;

“Shareholder’s Loan Consideration”	US$1,999,987;

“Super Insight”	Super Insight Limited

“Tax” or “Taxation”	(i)
any form of taxation whenever created or imposed and of any part of the world and without prejudice to the generality of the foregoing includes profits tax, provisional profits tax, interest tax, salaries tax, property tax, real estate tax, land appreciation tax, taxes on income, sales tax, capital gains tax, business tax, consumption tax, inheritance tax, capital duty, estate duty, stamp duty, payroll tax, withholding tax and generally other liabilities payable to any revenue or fiscal authorities in any part of the world;

(ii)
an amount equal to any deprivation of any relief, allowance, exemption, set-off, deduction in computing (or against) profit, income or gains, or right to repayment of taxation granted by or pursuant to any legislation concerning or otherwise relating to taxation; and

(iii) all costs, charges, interest, fines, penalties and expenses incidental or relating to taxation or any liability thereto;

“US$”	the United States dollars, the lawful currency of the United States of America;

1.2	In this Agreement, references to “Recitals”, “Clauses” and the “Schedules” are to the introduction section preceding Clause 1, the clauses of, and the schedules to this Agreement.

1.3
In this Agreement, the singular includes the plural, words importing one gender include the other gender and the neuter and references to persons include bodies corporate or unincorporate, in each case vice versa. References to time are, unless otherwise provided herein, to Hong Kong time.

1.4
References in this Agreement to statutory provisions shall be construed as references to those provisions as respectively replaced, amended or re-enacted (whether before or after the date hereof) from time to time and shall include any provisions of which there are re-enactments (whether with or without modification) and any subordinate legislations made under such provisions.

1.5	Headings of this Agreement are inserted for convenience only and shall not affect the interpretation of this Agreement.

2.	SALE OF THE SALE SHARES

Subject to the terms of this Agreement, the Vendors as legal and beneficial owner shall sell and transfer, free from all Encumbrances, and the Purchaser shall purchase, the Sale Shares for the amount of the Sale Share Consideration payable by the Purchaser hereunder, together with all rights attaching to such Sale Share as from Completion including the right to receive all dividends and distributions (if any) declared, made or paid after the date of Completion.

3.	ASSIGNMENT OF SHAREHOLDER’S LOAN

Subject to the terms and conditions of this Agreement, Super Insight as beneficial owner hereby agree to assign the Shareholder’s Loan due and owing to Super Insight on terms of the Deed of Assignment to the Purchaser for the amount of the Shareholder’s Loan Consideration payable by the Purchaser hereunder.

4.	CONSIDERATION

4.1	The total consideration for the Sale Shares and the Shareholder’s Loan shall be payable to the Vendors in the following manner:-
(a)
US$600,000.00, as deposit for the Sales Share Consideration and the Shareholder’s Loan Consideration by bank transfer to the account of Immtech Pharmaceuticals, Inc. at Harris Trust and Savings Bank, Chicago, IL, with account number 2982007, ABA No. 071000288 and Swift Code HATRUS44;

(b)	US$1,400,000.00 being the balance, at Completion.
4.2
The balance of the consideration shall be paid on the Completion Date by bank transfer to the account of Immtech Pharmaceuticals, Inc. at Harris Trust and Savings Bank, Chicago, IL, with account number 2982007, ABA No. 071000288 and Swift Code HATRUS44 by the Purchaser to the Vendors (or its designated person) or in such manner as the Vendors may in writing direct provided that such direction shall be given not less than 2 Business Days prior to the Completion Date in writing.

4.3
Without prejudice to any other remedy and rights of the Vendors hereunder the Vendors shall be entitled to payment of interest on the balance of the purchase price not paid on the Completion Date from that date until the actual payment at the rate of two per cent over and above the best lending rate quoted by The Hongkong and Shanghai Banking Corporation Limited on the Completion Date. Nevertheless, the Purchaser shall not be liable to pay interest so long as or to the extent that the delay in completion is attributable to any act or default of the Vendors.

5.	COMPLETION

5.1
Completion of the sale and purchase of the Sale Shares and the assignment of the Shareholder’s Loan under this Agreement shall take place on the Completion Date at 11:00 a.m. at Room 1905, 19th Floor, Queen’s Place, No.74 Queen’s Road Central, Central, Hong Kong (or such other place and time as the parties hereto may agree in writing) when all (but not part only) of the following business shall be transacted:-

(a)	the Vendors shall deliver to the Purchaser:-
(1)	sold notes and instruments of transfer in respect of Sale Shares duly executed by the Vendors and/or the registered holder of the Sale Shares;

(2)	resignation letters of Lee Hong Kaye, Levi and Lau Ching Yin, Judy as directors and Lau Ching Yin, Judy as secretary of the Company, confirming no claim against the Company for loss of office;

(3)	the original Title Certificates and the keys to the Properties;

(4)
all the Company’s statutory books of account and records, the company chop, the common seal, together with all unissued share certificates of the Company, certificate of incorporation and copies of the memorandum and articles of association of the Company in the possession of the Vendors; and

(5)	the Deed of Assignment of the Shareholder’s Loan duly executed by Super Insight and the Company,
(b)	the Purchaser shall deliver to the Vendorsr:-
(1)	evidence of bank transfer in respect of the consideration specified in Clause 4.l(b);

(2)	bought notes and instruments of transfer in respect of Sale Shares duly executed by the Purchaser and/or the registered holder;

(3)	consent to act as directors and company secretary by persons nominated by the Purchaser;

(4)
a deed of undertaking duly executed by the Purchaser to the Stamp Office of the Hong Kong Inland Revenue Department in respect of his share of stamp duty assessable in respect of the transaction contemplated under this Agreement; and

(5)	the Deed of Assignment of Shareholder’s Loan duly executed by the Purchaser.
(c)
the Vendors shall procure that board meeting of the Company be held and resolutions be passed to approve (i) the transfer of the Sale Shares, subject to payment of stamp duty (if required) and (ii) the appointment of persons nominated by the Purchaser as directors and company secretary of the Company and acknowledge the resignation of Lee Hong Kaye, Levi and Lau Ching Yin, Judy as directors and Lau Ching Yin, Judy as secretary of the Company.

5.2
If the Purchaser fails to complete the purchase on the Completion Date (unless such failure is due to the wilful default of the Vendors) or if the Purchaser fails to observe or comply with any of the conditions set out in the Proposed Sale or if the balance of the purchase price shall not be paid on the due date for payment thereof, the deposit referred to in Clause 4.1 shall be absolutely forfeited by the Vendors as and for liquidated damages and not as penalty and the Vendors shall be at liberty, if the Vendors see fit, to rescind this Agreement and to retain the Company or to resell the Company or any part or parts thereof by public auction or public or private tender or private contract or partly by the other or others and subject to any conditions and stipulations as the Vendors may think fit without notice to the Purchaser. Any deficiency arising from such resale (after giving credit for monies forfeited as aforesaid) and all expenses attending the same or any attempted resale shall be made good and paid by the Purchaser as and for liquidated damages and not as penalty and any increase in price realized by any such resale shall belong to the Vendors.

5.3
In the event of the Vendors failing to complete the sale in accordance with the terms hereof, the deposit paid by the Purchaser to the Vendors pursuant to the provisions hereof shall be returned, without interest, to the Purchaser.

6.	PURCHASER’S ACKNOWLEDGEMENT

The Purchaser hereby confirms that the Purchaser accepts in all respects the existing physical state, condition and finishes of the Properties and is fully aware that it is purchasing the Properties in their present state and condition, and the Purchaser undertakes to the Vendor that it will not make any objection or requisition thereto or in connection therewith nor will it make any claim against the Vendor under this Agreement in connection therewith. The Sale Share and the Shareholder’s Loan are sold on the basis that the Properties are held by the Company on an “as is” basis and in the physical state and condition as they stand and no warranty or representation whatsoever has been given or is made by the Vendor or its agents regarding the physical state or condition thereof. In particular and without limiting the generality of the foregoing, no warranty or representation is given or made by the Vendor or its agents on any of the following matters:

(a)	the physical state and condition, quality or fitness of the fittings and finishes or the installations and appliances (if any) incorporated in the Properties;
(b)	the physical state and condition or the legality or the user of the Properties or of any structures or erections therein or thereto;

(c)	the areas or nature of the Properties; and

(d)	the composition of the Properties or the nature or manner of their construction.
7.	WARRANTIES AND REPRESENTATIONS

7.1
Each of the parties hereto hereby represents, warrants and undertakes to the other parties that it has full power and authority and the legal capacity to enter into and perform its obligations under this Agreement and this Agreement when executed will constitute legal and binding obligations enforceable in accordance with its terms.

7.2	The Vendors hereby represent and warrant to the Purchaser the warranties set out in Schedule 2.

7.3
The representations and warranties contained in, or given pursuant to, Clause 7.2 (the “Warranties”) shall be deemed to have been repeated at Completion, taking into account facts and circumstances subsisting at such date.

7.4	The liability, if any, of the Vendors in aggregate under this Agreement (including any and all claims for breach of this Agreement) shall be limited as follows:-
(a)
the aggregate maximum liability of the Vendors under this Agreement (including any and all claims for breach of this Agreement) shall not exceed the aggregate consideration received by the Vendors under this Agreement;

(b)
no claim shall be made by the Purchaser against the Vendors (and the Vendors shall not be liable) (1) in respect of the Tax liabilities (past and future) in relation to the Company and/or the Properties; and/or (2) in respect of any repair, maintenance or renovation costs in relation to the Properties;

(c)
no claim shall be made by the Purchaser against the Vendors unless the aggregate amount of all claims for which the Vendors would otherwise be liable under this Agreement exceeds US$2,000,000 (and if the aggregate liability in respect of all such claims exceeds that figure, then all claims, including claims previously notified, shall accrue against and be recoverable from the Vendors, as the case may be);

(d)
the Vendors shall not be liable for any claim made by the Purchaser unless, the Vendors receive from the Purchaser written notice containing such reasonable information in relation to the nature of and circumstances giving rise to a claim and the estimate of the amount claimed, on or before the expiry of (6) months after the Completion Date.

8.	CONFIDENTIALITY

Each of the parties hereto hereby undertakes to the other parties to procure that no disclosure or public announcement or communication concerning this Agreement and the transactions contemplated herein shall be made or despatched between the date hereof and the Completion Date without the prior written consent (which consent shall not be unreasonably withheld or delayed) of the other parties as to the context, timing and manner of making or despatch thereof except in the following circumstances:-

(a)	the disclosure is required by law, the relevant exchange to which the shares of the parties or its parent or holding company is listed or quoted or the relevant securities regulatory authorities ;

(b)	the information in respect of which a party hereto seeks to disclose is already in the public domain otherwise than as a result of a breach of this Clause 8 by such party; or

(c)
the disclosure is necessary for, or reasonably incidental to, the performance of the relevant obligations or the seeking of the relevant consent contemplated by this Agreement or the transactions contemplated herein.

9.	NOTICES

9.1
Any notice, claim, demand, court process, document or other communication to be given under this Agreement shall be in writing in the English language and may be served or given personally or sent to the facsimile numbers of the relevant parties as specified in this Clause 9.

9.2
All communications shall be served by the following means and the addressee of a communication shall be deemed to have received the same within the time stated adjacent to the relevant means of despatch:-

Means of despatch	Time of deemed receipt

Local mail	second Business Day after date of despatch

Facsimile	if sent before 5:30 p.m. on a Business Day, on despatch, otherwise the Business Day after despatch

Personal delivery	upon receipt

Airmail from outside Hong Kong	two Business Days after date of despatch

9.3	The initial addresses and facsimile numbers of the parties for the service of communications, the person for whose attention such communications are to be marked :-
To the Vendors:-
Address:	Rm 1905, 19th Floor, Queen’s Place, No. 74 Queen’s Road Central, Central, Hong Kong

Facsimile no.:	3102 0698

Attention:	Ms. Rosan Kwong
To the Purchaser:-
Address:	Unit 12C, On Wing Building, 59 Bonham Street East, Central, Hong Kong

Facsimile no.:	Nil

Attention:	Mr. Chen Jian Yuan
10.	COSTS AND EXPENSES

Each party shall bear its own legal costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement.

The stamp duties (if any) payable in respect of the transfer of the Sale Shares and the assignment of the Shareholder’s Loan shall be borne by the Vendors and the Purchaser equally.

11.	MISCELLANEOUS

11.1	All provisions of this Agreement shall so far as they remain to be performed or observed continue in full force and effect notwithstanding Completion.

11.2	This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which is an original but, together, they constitute one and the same agreement.

11.3	Time shall be of the essence of this Agreement.

11.4
Each of the parties hereto hereby undertakes to the other that it will do all such acts and things and execute all such deeds and documents as may be necessary or desirable to carry into effect or to give legal effect to the provisions of this Agreement and the transactions contemplated hereby.

11.5	It is expressly declared that no variations hereof shall be effective unless made in writing and signed by all the parties hereto.

12.	SUCCESSORS AND ASSIGNS

This Agreement shall be binding on and shall enure for the benefit (including the benefit of the representations and warranties) of each party’s successors and assigns and personal representatives (as the case may be), but no assignment may be made of any of the rights or obligations hereunder of any party hereto without the prior written consent of the other parties.

13.	WAIVER AND SEVERABILITY

13.1
No failure or delay by any party hereto in exercising any right, power or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of the same preclude any further exercise thereof or the exercise of any other right, power or remedy.

13.2
If at any time one or more provisions hereof is or becomes invalid, illegal, unenforceable or incapable of performance in any respect under the laws of any relevant jurisdiction, the validity, legality, enforceability or performance in that jurisdiction of the remaining provisions hereof or the validity, legality, enforceability or performance under the laws of any other relevant jurisdiction of these or any other provisions hereof shall not thereby in any way be affected or impaired.

14.	GOVERNING LAW

This Agreement shall be governed by and construed in accordance with the laws of Hong Kong Special Administrative Region and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the Hong Kong courts.

IN WITNESS whereof the parties or their duly authorised representatives have executed this Agreement on the date first before appearing.

Signed by Lau Ching Yin, Judy, one of its directors	)	For and on behalf of
for and on behalf of SUPER INSIGHT LIMITED	)	SUPER INSIGHT LIMITED
in the presence of:-)
Authorized Signature(s)

Lee Kar Lok, Jacqueline Solicitor Richards Butler in association with Reed Smith LLP 20/F Alexandra House Hong Kong SAR

Signed by Lau Ching Yin, Judy, one of its directors	)	For and on behalf of
for and on behalf of IMMTECH HONG KONG	)	IMMTECH HONG KONG LIMITED
LIMITED in the presence of:-)
Authorized Signature(s)

Lee Kar Lok, Jacqueline Solicitor Richards Butler in association with Reed Smith LLP 20/F Alexandra House Hong Kong SAR

Signed by CHEN JIAN YUAN	)
in the presence of:-)

Lo, Wing Chak (D248794(3))

Schedule 1
Particulars of the Company

Company Name:	Immtech Life Science Limited

Company Number:	851160

Place of Incorporation:	Hong Kong

Date of establishment:	25 June 2003

Share capital:	Authorized HK$10,000 divided into 10,000 ordinary shares of HK$1 each

Issued 100 ordinary shares of HK$1 each

Shareholder:	Super Insight Limited (99 ordinary shares) Immtech Hong Kong Limited (1 ordinary share)

Directors:	Lee Hong Kaye Levi Lau Ching Yin Judy

Company Secretary:	Lau Ching Yin Judy

Schedule 2
Vendors’ representations and warranties
A.	The Vendors represent and warrant to the Purchaser that:
1.	the Sale Shares:
(i)	are duly and validly issued and fully-paid;

(ii)	represent the entire issued share capital of the Company;

(iii)	rank pari passu with, and carry the same rights in all aspects as, the other shares then outstanding; and

(iv)	be freely transferable, free and clear of all liens, encumbrances, security interests or claims of third parties and will not be subject to calls for further funds;
2.	Schedule 1 reflects all issued securities by the Company;

3.	the Company is duly incorporated and validly existing under the laws of Hong Kong, is not in liquidation or receivership;

4.
the only activity of the Company since its incorporation has been those in connection with the maintenance of the Company and the acquisition and holding of the Properties and discharging outgoings in connection with the aforesaid activities;

5.	the Company has not engaged any employee or executed any service agreement with any director of the Company;

6.
the Company is not the owner or the registered or beneficial holder of any share or interest in or other securities of or any body corporate, partnership, joint venture or any form of equity wherever incorporated or established, nor has the Company agreed to become the owner or registered or beneficial holder of or directly or indirectly interested in any such body corporate, partnership, joint venture or any form of equity;

7.	since the Accounts Date, there has been no material adverse change in the financial position of the Company as shown in the Accounts;

8.
the Company is not engaged in, nor is the Company threatened with, any litigation, arbitration, prosecution or other legal proceedings or in any proceedings or hearings before any statutory or governmental body, department, board or agency;

9.
as at the time immediately prior to Completion, (i) there is no pending or threatened litigation, arbitration, prosecution or other legal proceedings or any proceedings or hearing before any statutory or governmental body, department, board or agency, and (ii) there are no facts or circumstances which are likely to result in any such proceedings or hearings being brought by or against the Company or against any person for whose acts or defaults the Company may be vicariously liable;

10.
as at the time immediately prior to Completion, (i) no order has ever been made, or petition presented, or resolution passed, for the winding up of the Company and (ii) no receiver has ever been appointed to any of its assets and no distress or execution has ever been levied on any of its assets, and (iii) no such petition, appointment, distress or execution is currently threatened, and (iv) the state of affairs is not such as may give rise to any of the foregoing;

11.
the Company has good title in or to the Properties and the Company is the sole legal owner thereof under the Title Certificates and as at the time immediately prior to Completion, there is no Claim in respect of the Company’s ownership of the Properties;

12.	neither the Vendors nor the Company have assigned or charged or otherwise encumbered the Company’s right, interest, benefit or title to the Properties;

13.	with respect to the Properties:
(1)	the Title Certificates in respect of the Properties are good, valid and subsisting;

(2)
as at the time immediately prior to Completion, there is no notice or order in relation to resumption or compulsory acquisition of the Properties under any legislation the implementation of which would or could affect the occupation or enjoyment of the Properties;

(3)
the Company has not received and is not aware of there being any notice from the government or any other competent authority or the management body of the Properties requiring the Company to demolish or reinstate any part of the Properties;

(4)
all applicable laws and regulations relating to the Properties have been duly observed, performed and complied with in all material respects and all bills received for outgoings and expenses of whatever nature in respect thereof, when due, have been duly paid to-date; and

(5)	no default by the Company has occurred or is continuing under the Title Certificates which is of a material adverse nature.
B. The Purchaser acknowledges that he/it is deemed to be aware of, and there are deemed to have been disclosed the matters and information referred to in paragraphs (a) to (f) below.
(a)	all matters and information disclosed in reasonable details in this Agreement and/or the schedules thereto and/or the documents attached thereto;

(b)
If appropriate, all matters and information disclosed in reasonable details in any letters, correspondence, books, records, documents, contracts or agreements, papers and other written information which (or copies of which) have been supplied or given full access, prior to the execution of this Agreement, by the Vendors, the Company or their respective directors, employees, solicitors or auditors to the Purchaser and its directors, solicitors or auditors in connection with the Company;.

(c)	all matters and information contained in the memorandum and articles of association of the Company;

(d)
all matters and information disclosed, provided for, noted in reasonable details in the audited accounts and management accounts including the notes thereto and the accompanying reports of the directors and auditors (if any); and

(e)
all information which may be available on public inspection, including searches conducted at the Hong Kong Companies Registry, the Official Receiver’s Office, the cause books of the courts in Hong Kong (or their equivalents in other jurisdictions).

Schedule 3
THIS DEED OF ASSIGNMENT is made on the [ ] day of [ ]
BETWEEN:-
(1)
SUPER INSIGHT LIMITED a company incorporated in the British Virgin Islands and having its registered office at P.O. Box 957, Offshore Incorporations Centre, Road Town, Tortola, British Virgin Islands (the “Assignor”);

(2)	CHEN JIAN YUAN holder of PRC Identity Card No.442525196510067674 of Unit 12C, On Wing Building, 59 Bonham Street East, Central, Hong Kong (the “Assignee”); and

(3)
IMMTECH LIFE SCIENCE LIMITED a company incorporated in Hong Kong with limited liability and having its registered office at 3rd Floor AIE Building, 33 Connaught Road Central, Hong Kong (the “Company”).

WHEREAS:-
(A)
The Assignor and the Assignee on or before the date hereof have entered into an agreement for the sale of, inter alia, the Assignor’s entire shareholdings in the Company to the Assignee (the “Formal Agreement”).

(B)	The Company is, as at the date hereof, indebted to the Assignor in the aggregate amount of HK$ 16,341,930.67, being the shareholder’s loan due from the Company to the Assignor (the “Debt”).

(C)
Pursuant to the Formal Agreement, the Assignor has agreed to assign, inter alia, their rights, interests, benefits and title in and to the Debt to the Assignee or their nominees as they may direct on and subject to the terms and conditions of this Deed.

NOW THIS DEED WITNESSES as follows:-
1.
The Assignor and the Assignee hereby agree that the Assignor as beneficial owner hereby assign to the Assignee the Debt due and owing to the Assignor and the full benefit and advantage thereof and all right, interest, benefit and title therein and to hold the same unto the Assignee for a consideration in the sum of US$1,999,987.

2.
The Company hereby acknowledges the assignment of the Debt by this Deed and hereby releases and discharges the Assignor from any claim, demand, action, liability or obligation whatsoever arising against it, or incurred or owed by it, in respect of the Debt to or in favour of the Company.

3.	The Assignor represents and warrants to the Assignee that:-
(i)	the Company is indebted to the Assignor in the full amount of the Debt;

(ii)	it has not assigned or charged or otherwise encumbered their right, interest, benefit or title to the Debt in favour of any third party;

(iii)	it has the full power and authority to enter into and perform this Deed; and

(iv)	the Company has not acquired any right of set off or counterclaim against the Assignor in respect of the Debt.
4.	Each party hereto shall be responsible for its own costs and expenses in relation to the preparation, execution and carrying into effect of this Deed.

5.
The following parties hereby irrevocably appoint the following persons as their respective agents to receive and acknowledge on their behalf service of any writ, summons, order, judgment or other notice of legal process in Hong Kong. If for any reason any agent named below (or its successor) no longer serves as agent of any party for this purpose, that party shall promptly appoint a successor agent and notify all the parties. The following parties further agree that any such legal process shall be sufficiently served on them if delivered to such agent for service at an address for the time being in Hong Kong whether or not such agents give notice thereof to them:

Party	Agent

The Assignor	Super Insight Limited Address: Room 1905, 19th Floor, Queen’s Place, No.74 Queen’s Road Central, Central, Hong Kong Facsimile number: 3102 0698 Attn: Ms. Rosan Kwong

The Assignee	Mr Chen Jian Yuan Address: Unit 12C, On Wing Building, 59 Bonham Street East, Central, Hong Kong Facsimile number: Nil

The Company (before Assignment)	Immtech Life Science Limited Address: Room 1905, 19th Floor, Queen’s Place, No.74 Queen’s Road Central, Central, Hong Kong Facsimile number: 3102 0698 Attn: Ms. Rosan Kwong

The Company (after Assignment)	Super Insight Limited Address: Room 1905, 19th Floor, Queen’s Place, No.74 Queen’s Road Central, Central, Hong Kong Facsimile number: 3102 0698 Attn: Ms. Rosan Kwong
6.
This Deed shall be governed by and construed in all respects in accordance with the laws of Hong Kong Special Administrative Region and the parties hereto submit to the non-exclusive jurisdiction of the Hong Kong Courts.

7.	This Deed may be executed by the parties in counterparts and each of which so executed shall be an original but all of which shall together constitute one and the same instrument.

IN WITNESS whereof the parties have caused this Deed to be executed under seal the date and year first above written.

THE ASSIGNOR

THE COMMON SEAL of SUPER INSIGHT LIMITED was hereunto affixed in the presence of:	)
)
)

THE ASSIGNEE

SIGNED, SEALED AND DELIVERED BY CHEN JIAN YUAN in the presence of	)
)
)
)

THE COMPANY

THE COMMON SEAL of IMMTECH LIFE SCIENCE LIMITED was hereunto affixed in the presence of:	)
)
)

Schedule 4
Accounts

IMMTECH LIFE SCIENCE LIMITED

(Formerly Known As Team Value Investments Limited)

(Incoporated in Hong Kong)

BALANCE SHEET
As of 31 December 2008

ACCOUNT NAME	AMOUNT (HK$)

INVESTMENTS
Investment properties at Shenzhen China	15,698,688.00

CURRENT ASSETS
Hong Kong Bank Savings Account	720.98
Hong Kong Bank Current Account	2,879.39

3,600.37

CURRENT LIABILITIES
Amount due to Super Insight Limited	(16,341,930.67)

NET CURRENT LIABILITIES	(16,338,330.30)

NET LIABILITIES	(639,642.30)

Financed by:
CAPITAL AND RESERVES
Share capital	100.00
Accumulated losses	(639,742.30)

CAPITAL DEFICIENCIES	(639,642.30)